SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report: October 14, 2003

                            State Street Corporation
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             (Exact name of registrant as specified in its charter)

      Massachusetts                 0-5108                     04-2456637
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(State of Incorporation)    (Commission File Number)          (IRS Employer
                                                          Identification Number)

    225 Franklin Street, Boston, Massachusetts                02110
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    (Address of principal executive offices)                (Zip code)

Registrant's telephone number, including area code:   (617) 786-3000


Item 12. Results of Operations and Financial Condition.

         The following information and exhibit is furnished to the Securities and Exchange Commission under Item 12. Results of Operations and Financial Condition of Form 8-K pursuant to the Securities Exchange Act of 1934:

         On October 14, 2003, Registrant issued a press release announcing results of operations and related financial information for its completed financial third quarter of 2003. The press release issued by Registrant in connection with the announcement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STATE STREET CORPORATION

                                              /s/ Frederick P. Baughman
                                              -------------------------------
                                    Name:     Frederick P. Baughman
                                    Title:    Senior Vice President, Controller
                                              and Chief Accounting Officer

Date: October 14, 2003


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                                  EXHIBIT INDEX

Exhibit
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  99.1     Form of press release dated October 14, 2003